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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report (Date of earliest
                                event reported):

                      September 3, 2003 (September 2, 2003)

                                 ---------------

                                   AdvancePCS
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                0-21447                75-2493381
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(State or Other Jurisdiction      (Commission             (IRS Employer
of Incorporation)                 File Number)            Identification No.)


        750 West John Carpenter Freeway, Suite 1200, Irving, Texas 75039
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (469) 524-4700
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On September 2, 2003, AdvancePCS (the "Company") and Caremark Rx, Inc. ("Caremark"), entered into an Agreement and Plan of Merger (the "Merger Agreement") in order to effect a business combination of the two companies. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, at the effective time of the merger provided for in the Merger Agreement (the "Effective Time"), the Company will become a wholly-owned subsidiary of Caremark. Also at the Effective Time, each outstanding share of common stock of the Company will be converted into the right to receive (i) shares of Caremark common stock equal to the product of (x) 2.15 (the "Exchange Ratio") and 90%, which product is equal to 1.935 shares, and (ii) an amount in cash equal to 10% of the product of (x) the Exchange Ratio and (y) the average of the per share closing sales prices of shares of Caremark common stock as reported on the New York Stock Exchange (the "NYSE") Composite Transactions reporting system during the five consecutive trading day period which shares of Caremark common stock are traded on the NYSE ending on (and including) the fifth trading day immediately prior to the Effective Time. Consummation of the transaction is subject to various conditions, including stockholder and regulatory approvals.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on September 2, 2003. A copy of that joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits:

Exhibit No.       Exhibit

   2.1         Agreement and Plan of Merger,
               dated as of September 2, 2003,
               by and among Caremark Rx, Inc.,
               Cougar Merger Corporation and AdvancePCS.

  99.1 Joint press release issued by AdvancePCS and Caremark Rx, Inc. on September 2, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2003

                                     ADVANCEPCS

                                     By: /s/ David D. Halbert
                                         ----------------------------
                                     Name:  David D. Halbert
                                     Title: Chairman of the Board, President
                                            and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.               Description

2.1                       Agreement and Plan of Merger,
                          dated as of September 2, 2003,
                          by and among Caremark Rx, Inc.,
                          Cougar Merger Corporation and AdvancePCS.

99.1 Joint press release issued by AdvancePCS and Caremark Rx, Inc. on September 2, 2003.